Exhibit 99.1

SUBSCRIPTION AGREEMENT

AVI BioPharma, Inc.
One SW Columbia, Suite 1105

Portland, OR 97258

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

This Subscription Agreement (this “Agreement”) is made as of the date set forth below between AVI BioPharma, Inc. an Oregon corporation (the “Company”), and the Investor.

The Company has authorized the sale and issuance to certain investors of up to 10,696,616 shares (the “Shares”) of its Common Stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase 5,348,308 shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) , for a purchase price of $1.90 per Security (the “Purchase Price”).

The offering and sale of the Securities, including the shares of Common Stock underlying the Warrants (the “Warrant Shares”) (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, and (iii) a Prospectus Supplement (the “Prospectus Supplement”), containing certain supplemental information regarding the Securities, including the Warrant Shares, the Company and the terms of the Offering that will be filed with the Commission and delivered to the Investor along with the Company’s counterpart to this Agreement (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below.  The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Company shall deliver to the Investor the Warrants being purchased by the Investor at the Closing in physical form.

The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[        ]                A.    Delivery by crediting the account of the Investor’s prime broker (as specified by the Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor’s prime broker shall initiate a DWAC transaction on the Closing Date (as defined in Annex I) using its DTC participant identification number and released by Mellon Investors Services LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)            DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)        REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Mellon Bank

ABA #: 043000261

Account Name: Mellon Investor Services LLC

Account # : 1002331

F/C AVI BioPharma

F/C/C # 28912

Attn: Mike Equia

Tel : 201-680-3560

– OR –

[        ]                B.    Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Citigroup Global Markets Inc. (“Citigroup”) identified by the Investor and simultaneously therewith payment shall be made by Citigroup by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)            NOTIFY CITIGROUP OF THE ACCOUNT OR ACCOUNTS AT CITIGROUP TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)        CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT CITIGROUP TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

– OR –

[        ]                C.    Delivery of physical stock certificates, in no event later than one business day after the Closing, to the Investor at the address set forth on the signature page to this agreement.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Mellon Bank

ABA #: 043000261

Account Name: Mellon Investor Services LLC

Account # : 1002331

F/C AVI BioPharma

F/C/C # 28912

Attn: Mike Equia

Tel : 201-680-3560

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC, DVP OR PHYSICAL DELIVERY IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates, (b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated November 22, 2006, which is a part of the Company’s Registration Statement, and the documents incorporated by reference therein, prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). The Offering Information may be provided to the Investor by any means permitted under the Act, including in the Prospectus Supplement (delivered to the Investor or made available to it by the filing of an electronic version thereof with the Commission), a free writing prospectus or oral communications.

No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agents on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

[The remainder of this page has been intentionally left blank.]

Number of Shares:

Number of Warrants:

Purchase Price Per Share: $

Purchase Price Per Warrant: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: December	, 2007

INVESTOR

By:
Print Name:
Title:
Address:

Agreed and Accepted

this      th day of December, 2007:

AVI BIOPHARMA, INC.

By:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.             Authorization and Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.             Agreement to Sell and Purchase the Securities; Placement Agents.

2.1          At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2          The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3          Investor acknowledges that the Company intends to pay Citigroup Global Markets Inc., Oppenheimer & Co. Inc. and Maxim Group, LLC (the “Placement Agents”) a fee (the “Agency Fee”) in respect of the sale of Securities to the Investor.

2.4          The Company has entered into a Placement Agency Agreement (the “Agency Agreement”) with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.  A copy of the Agency Agreement is available upon request.

3.             Closings and Delivery of the Securities and Funds.

3.1          Closing.  The completion of the purchase and sale of the Securities (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and Citigroup Global Markets Inc. (“Citigroup”), and of which the Investors will be notified in advance by Citigroup, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934.  At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company will deliver to the Investor the number of Warrants set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, in physical form and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2          (a)           Conditions to the Company’s Obligations.  The Company’s obligation to issue the Securities to the Investor will be subject to the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including, without limitation, those contained in the Agency Agreement (collectively, the “Company Closing Conditions”).  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Securities that they have agreed to purchase from the Company.

3.3          Delivery of Funds.

(a)           Delivery by Electronic Book-Entry at The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account (the “Escrow Account”) designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of December 12, 2007, by and among the Company, the Placement Agents and Mellon Investor Services LLC (the “Escrow Agent”):

Mellon Bank

ABA #: 043000261

Account Name: Mellon Investor Services LLC

Account # : 1002331

F/C AVI BioPharma

F/C/C # 28912

Attn: Mike Equia

Tel : 201-680-3560

Such funds shall be held in escrow in an interest bearing account until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of Citigroup Global Markets Inc. (“Citigroup”), of the Company Closing Conditions.  The Placement Agents shall have no rights in or to any of the escrowed funds, unless Citigroup and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Agency Fee.  The Company and the Investor severally and not jointly agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Investor shall also furnish to Citigroup a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at Citigroup to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

(c)           Physical Delivery Versus Payment through the Escrow Agent.  If the Investor elects to settle the Shares purchased by such Investor by physical delivery versus payment through the Escrow Agent, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the Escrow Account.

3.4          Delivery of Securities.

(a)           Delivery by Electronic Book-Entry at The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing Mellon Investor Services LLC, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery.  Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agents.  Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify Citigroup of the account or accounts at Citigroup to be credited with the Shares being purchased by such Investor.  On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at Citigroup, as applicable, identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.

(c)           Physical Delivery Versus Payment through the Escrow Agent. If the Investor elects to settle the Shares purchased by such Investor by physical delivery versus payment through the Escrow Agent, the Investor shall set forth on the Signature Page the address to which the physical certificates representing the Shares shall be delivered.  On the Closing Date, the Company shall cause its transfer agent to deliver the physical certificates to such address.

(d)           Physical Delivery of Warrants. The Company shall deliver to the Investor the Warrants being purchased by the Investor in physical form.

4.             Representations, Warranties and Covenants of the Investor.

4.1           The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities (including the Warrant Shares), including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities (including the Warrant Shares), (b) the Investor has answered all questions on the Signature Page and the Investor Questionnaire attached as Exhibit A hereto for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) the Investor, in connection with its decision to purchase the number of Securities set forth on the Signature Page, relied only upon any or all of the following:  the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Company’s regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission, the Disclosure Package (as defined in the Agency Agreement) provided to the Investor and the representations and warranties of the Company contained herein and in the Agency Agreement and the Investor has not relied on any other information, if any, provided by the Placement Agents to the Investor.

4.2           The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Securities (including the Warrant Shares), or possession or distribution of offering materials in connection with the issue of the Securities (including the Warrant Shares) in any jurisdiction outside the United States where action for that purpose is required.  Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities (including the Warrant Shares) or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agents are not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Securities (including the Warrant Shares), except as set forth or incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Disclosure Package (as defined in the Agency Agreement).

4.3           The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this

Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

4.4           The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities (including the Warrant Shares) constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities (including the Warrant Shares).

4.5           Since the date on which the Company or any Placement Agent first contacted such Investor about the Offering, Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities). Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

4.6           The Investor hereby acknowledges that (a) the price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Investors, and the Investor is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement; (b) the Placement Agents are not acting as fiduciaries or advisors of the Company or the Investor and (c) the Company’s engagement of the Placement Agents in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. The Investor agrees that it will not claim that the Placement Agents have rendered advisory services of any nature or respect, or owe any fiduciary or similar duty to the Investors, in connection with such transaction or the process leading thereto.

5.             Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by any Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

6.             Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered and addressed as follows:

if to the Company, to:

AVI BioPharma, Inc.
One SW Columbia, Suite 1105
Portland, OR 97258
Attention:  K. Michael Forrest

with copies to (which shall not alone constitute notice):

Davis Wright Tremaine LLP

1300 SW 5th Avenue, 24th Floor

Portland, OR 97201

Attention: Michael C. Phillips, Esq.

if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in accordance with this Section 6.

7.             Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.             Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.             Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.          Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement.

12.          Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company’s sale of Securities to such Investor.

13.          Press Release.  The Company and the Investor agree that the Company shall issue a press release announcing the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

14.          Termination.  In the event that the Agency Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

AVI BIOPHARMA, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Securities are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained), if applicable:

6.	DTC Participant Number, if applicable:

7.	Name of Account at DTC Participant being credited with the Shares, if applicable:

8.	Account Number at DTC Participant being credited with the Shares, if applicable:

9.	Contact Name at Broker:

10.	Broker’s Telephone Number: